________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 11, 2020

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.
(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 11, 2020 are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Susan E. Arnold	1,176,201,364	37,187,198	2,800,048	279,711,562
	Mary T. Barra	1,169,231,435	44,232,996	2,724,179	279,711,562
	Safra A. Catz	1,204,039,764	9,209,892	2,938,954	279,711,562
	Francis A. deSouza	1,208,928,683	4,181,387	3,078,540	279,711,562
	Michael B.G. Froman	1,208,775,316	4,373,696	3,039,598	279,711,562
	Robert A. Iger	1,180,748,158	29,555,930	5,884,522	279,711,562
	Maria Elena Lagomasino	1,126,098,317	87,235,237	2,855,056	279,711,562
	Mark G. Parker	1,175,879,993	37,283,480	3,025,137	279,711,562
	Derica W. Rice	1,208,907,898	4,267,667	3,013,045	279,711,562

		For	Against	Abstentions
2.	Ratification of PricewaterhouseCoopers LLP as registered public accountants	1,438,655,251	53,406,334	3,838,587

		For	Against	Abstentions	Broker Non-Votes
3.	Approval of the advisory vote on executive compensation	650,541,275	557,943,432	7,703,903	279,711,562

		For	Against	Abstentions	Broker Non-Votes
4.	Approval of an amendment to the Company's Amended and Restated 2011 Stock Incentive Plan	1,108,343,219	101,723,055	6,122,336	279,711,562

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal requesting an annual report disclosing information regarding the Company's lobbying policies and activities	406,407,764	799,456,037	10,324,809	279,711,562

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 2011 Stock Incentive Plan (Annex B to Proxy Statement of registrant filed January 17, 2020)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Associate General Counsel and Assistant Secretary
Dated: March 12, 2020